Exhibit 10.2

WARRANT

THE OFFER AND ISSUE OF THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING THE OFFER AND SALE OF SUCH SECURITIES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE CORPORATION REQUESTS, AN OPINION SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.

Warrant Certificate No.: [NUMBER]

Original Issue Date: April [●], 2023

For value received and subject to the terms and conditions set forth herein, on the Original Issue Date, ads-tec Energy PLC, a public limited company incorporated under the laws of Ireland (the “Irish Guarantor”), shall issue to [LENDER] (the “Lender”), and Lender shall subscribe for from the Irish Guarantor, this warrant (together with all warrants issued upon division or combination of, or in substitution therefor, the “Warrant”), to purchase up to the Maximum Share Amount (as defined below) of duly authorized, validly issued, fully paid, and nonassessable ordinary shares, par value $0.0001 per share (“Ordinary Shares”) of the Irish Guarantor, at a purchase price of $3.00 per Ordinary Share (subject to adjustment as provided herein, the “Exercise Price”). Certain capitalized terms used herein are defined in Section 1 hereof.

This Warrant been issued pursuant to the terms of that certain Unsecured Promissory Note, dated as of April [●], 2023 (the “Promissory Note”), by and between the Company, the Lender and other parties thereto.

1. Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:

“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section 3 hereof, multiplied by (b) the Exercise Price.

“Board” means the board of directors of the Irish Guarantor.

“Business Day” means any day, except a Saturday, Sunday, or legal holiday, on which banking institutions in the city of New York, New York are authorized or obligated by law or executive order to close.

“Company” means ads-tec Energy, Inc., a Delaware corporation and wholly owned subsidiary of the Irish Guarantor.

“Exercise Date” means, for any given exercise of this Warrant, the date on which the conditions to such exercise as set forth in Section 3 shall have been satisfied at or prior to 5:00 p.m., Eastern time, on a Business Day, including, without limitation, the receipt by the Irish Guarantor of the Exercise Notice, the Warrant, and the Aggregate Exercise Price.

“Exercise Notice” has the meaning set forth in Section 3(a)(i).

“Exercise Period” has the meaning set forth in Section 2.

“Exercise Price” has the meaning set forth in the preamble.

“Fair Market Value” means, as of any particular date: (a) the volume weighted average of the closing sales prices of the Ordinary Shares for such day on the Nasdaq or another securities exchange on which the Ordinary Shares are listed; (b) if there have been no sales of the Ordinary Shares on the Nasdaq or another securities exchange on which the Ordinary Shares are listed, any such day, the average of the highest bid and lowest asked prices for the Ordinary Shares on the Nasdaq or such other securities exchange at the end of such day; (c) if on any such day the Ordinary Shares are not listed on the Nasdaq or another securities exchange, the closing sales price of the Ordinary Shares as quoted on a quotation system or association for such day; or (d) if there have been no sales of the Ordinary Shares on a quotation system or association on such day, the average of the highest bid and lowest asked prices for the Ordinary Shares quoted on such quotation system or association at the end of such day; in each case, averaged over 20 consecutive Business Days ending on the Business Day immediately prior to the day as of which “Fair Market Value” is being determined; provided, that if the Ordinary Shares are listed on the Nasdaq or other securities exchange, the term “Business Day” as used in this sentence means Business Days on which the Nasdaq or such other securities exchange is open for trading. If at any time the Ordinary Shares are not listed on the Nasdaq or another securities exchange or quoted on a quotation system or association, the “Fair Market Value” of the Ordinary Shares shall be the fair market value per Ordinary Share as determined by the Board in good faith.

“Lender” has the meaning set forth in the preamble.

“Maximum Share Amount” means [PRO RATA NUMBER OF ORDINARY SHARES] Ordinary Shares.

“Nasdaq” means the Nasdaq Stock Market LLC

“Original Issue Date” means April [●], 2023.

“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization, or government or department or agency thereof.

“Warrant” has the meaning set forth in the preamble.

“Warrant Shares” means the Ordinary Shares or other capital shares of the Irish Guarantor then issuable upon exercise of this Warrant in accordance with the terms of this Warrant.

2. Term of Warrant. Subject to the terms and conditions hereof, at any time or from time to time after the first anniversary of the Original Issue Date and prior to 5:00 p.m., Eastern time, on the second anniversary of the Original Issue Date or, if such day is not a Business Day, on the next preceding Business Day (the “Exercise Period”), the Lender of this Warrant may exercise this Warrant for all or any part of the Warrant Shares issuable hereunder, up to the Maximum Share Amount (subject to adjustment as provided herein).

3. Exercise of Warrant.

(a) Exercise Procedure. Lender may exercise this Warrant from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares, upon:

(i)   surrender of this Warrant to the Irish Guarantor at its then principal executive offices (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft, or destruction), together with an exercise notice in the form attached hereto as Exhibit A, (each, an “Exercise Notice”), duly completed (including specifying the number of Warrant Shares to be subscribed for) and executed; and

(ii) payment to the Irish Guarantor of the Aggregate Exercise Price in accordance with Section 3(b).

(b) Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made, at the option of the Lender as expressed in the Exercise Notice, by the following methods by delivery to the Irish Guarantor of a certified or official bank check payable to the order of the Irish Guarantor or by wire transfer of immediately available funds to an account designated in writing by the Irish Guarantor, in the amount of such Aggregate Exercise Price.

(c) Delivery of Share Certificates. Upon receipt by the Irish Guarantor of the Exercise Notice, surrender of this Warrant, and payment of the Aggregate Exercise Price (in accordance with Section 3(b) hereof), the Irish Guarantor shall, as promptly as practicable, and in any event within 10 Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Lender a certificate or certificates representing the Warrant Shares issuable upon such exercise, together with cash in lieu of any fraction of a Warrant Share, as provided in Section 3(d) hereof. The share certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Lender shall reasonably request in the Exercise Notice and shall be registered in the name of the Lender or, subject to compliance with Section 4 below, such other Person’s name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such certificate or certificates of Warrant Shares shall be deemed to have been issued, and the Lender or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.

(d) Fractional Shares. The Irish Guarantor shall not be required to issue a fractional Warrant Share upon exercise of any Warrant. As to any fraction of a Warrant Share that the Lender would otherwise be entitled to subscribe for upon such exercise, the Irish Guarantor shall pay to such Lender an amount in cash (by delivery of a certified or official bank check or by wire transfer of immediately available funds) equal to the product of (i) such fraction multiplied by (ii) the Fair Market Value of one Warrant Share on the Exercise Date.

(e) Delivery of New Warrant. Unless the subscription rights represented by this Warrant shall have expired or shall have been fully exercised, the Irish Guarantor shall, at the time of delivery of the certificate or certificates representing the Warrant Shares being issued in accordance with Section 3(c) hereof, deliver to the Lender a new Warrant evidencing the rights of the Lender to subscribe for the unexpired and unexercised Warrant Shares called for by this Warrant. Such new Warrant shall in all other respects be identical to this Warrant.

(f)   Valid Issuance of Warrant and Warrant Shares; Payment of Taxes. With respect to the exercise of this Warrant, the Irish Guarantor hereby represents, covenants, and agrees:

(i) This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.

(ii) All Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, and the Irish Guarantor shall take all such actions as may be necessary or appropriate in order that such Warrant Shares are, validly issued, fully paid, and non-assessable, issued without violation of any preemptive or similar rights of any shareholder of the Irish Guarantor and free and clear of all taxes, liens, and charges.

(iii) The Irish Guarantor shall take commercially reasonable efforts to ensure that all such Warrant Shares are issued without violation by the Irish Guarantor of any applicable law or governmental regulation or any requirements of any securities exchange upon which the Ordinary Shares or other securities constituting Warrant Shares may be listed at the time of such exercise (except for official notice of issuance, which shall be immediately delivered by the Irish Guarantor upon each such issuance).

(iv)   The Irish Guarantor shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise of this Warrant; provided, that the Irish Guarantor shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Lender, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Irish Guarantor the amount of any such tax, or has established to the satisfaction of the Irish Guarantor that such tax has been paid.

(g) Reservation of Shares. During the Exercise Period, the Irish Guarantor shall at all times reserve and keep available out of its authorized but unissued Ordinary Shares or other securities constituting the Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the applicable Exercise Price. The Irish Guarantor shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, and shall take all such actions as may be necessary or appropriate in order that the Irish Guarantor may validly and legally issue fully paid and nonassessable Ordinary Shares upon the exercise of this Warrant.

4. Transfer of Warrant. This Warrant and all rights hereunder are not transferable, in whole or in part, by the Lender.

5. Lender Not Deemed a Shareholder; Limitations on Liability. Except as otherwise specifically provided herein, prior to the issuance to the Lender of the Warrant Shares to which the Lender is then entitled to receive upon the due exercise of this Warrant, the Lender shall not be entitled to vote or receive dividends or be deemed the holder of any capitalized shares of the Irish Guarantor for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Lender, as such, any of the rights of a shareholder of the Irish Guarantor or any right to vote, give, or withhold consent to any corporate action (whether any reorganization, issuance of shares, reclassification of shares, consolidation, merger, conveyance, or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Lender to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Irish Guarantor, whether such liabilities are asserted by the Irish Guarantor or by creditors of the Irish Guarantor.

6. Replacement on Loss; Division and Combination.

(a) Replacement of Warrant on Loss. Upon receipt of evidence reasonably satisfactory to the Irish Guarantor of the loss, theft, destruction, or mutilation of this Warrant and upon delivery of an indemnity reasonably satisfactory to it (it being understood that a written indemnification agreement or affidavit of loss of the Lender shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant for cancellation to the Irish Guarantor, the Irish Guarantor at its own expense shall execute and deliver to the Lender, in lieu hereof, a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as the Warrant so lost, stolen, mutilated, or destroyed; provided, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Irish Guarantor for cancellation.

(b) Division and Combination of Warrant. Subject to compliance with the applicable provisions of this Warrant and the Promissory Note as to any transfer or other assignment that may be involved in such division or combination, this Warrant may be divided or, following any such division of this Warrant, subsequently combined with other Warrants, upon the surrender of this Warrant or Warrants to the Irish Guarantor at its then principal executive offices, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the respective Lenders or their agents or attorneys. Subject to compliance with the applicable provisions of this Warrant and the Promissory Note as to any transfer or assignment that may be involved in such division or combination, the Irish Guarantor shall at its own expense execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants so surrendered in accordance with such notice. Such new Warrant or Warrants shall be of like tenor to the surrendered Warrant or Warrants and shall be exercisable, in the aggregate, for an equivalent number of Warrant Shares as the Warrant or Warrants so surrendered in accordance with such notice.

7. Compliance with the Securities Act.

(a) Agreement to Comply with the Securities Act; Legend. The Lender, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 7 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Lender shall not offer, sell, or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”). This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

“THE OFFER AND ISSUE OF THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING THE OFFER AND SALE SUCH SECURITIES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE CORPORATION REQUESTS, AN OPINION SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.”

(b) Representations of the Lender. In connection with the issuance of this Warrant, the Lender specifically represents, as of the date hereof, to the Irish Guarantor by acceptance of this Warrant as follows:

(i)   The Lender is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Lender is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.

(ii) The Lender understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Irish Guarantor in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Lender represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(iii) The Lender acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares. The Lender has had an opportunity to ask questions and receive answers from the Irish Guarantor regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects, and financial condition of the Irish Guarantor.

8. Warrant Register. The Irish Guarantor shall keep and properly maintain at its principal executive offices books for the registration of the Warrant. The Irish Guarantor may deem and treat the Person in whose name the Warrant is registered on such register as the Lender thereof for all purposes, and the Irish Guarantor shall not be affected by any notice to the contrary, except any assignment, division, or combination of the Warrant effected in accordance with the provisions of this Warrant.

9. Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent if to the Irish Guarantor, at the addresses indicated below and if to the Lender, at the address indicated on the signature page hereto (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9).

If to the Irish Guarantor:	ads-tec Energy PLC 10 Earlsfort Terrace Dublin 2, D02 T380 Ireland Attention: Wolfgang Breme Email: W.Breme@ads-tec-energy.com with copies to:

ads-tec Energy GmbH

Heinrich-Hertz-Straße 1

72622 Nürtingen, Germany

Reed Smith LLP
2850 N. Harwood Street, Suite 1500
Dallas, TX 75201
Attention: Lynwood E. Reinhardt
Email: lreinhardt@reedsmith.com

Arthur Cox LLP

Dublin 2, D02 T380 Ireland
Attention: Connor Manning

Email: connor.manning@arthurcox.com

10. Cumulative Remedies. Except to the extent expressly provided in Section 5 to the contrary, the rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.

11. Equitable Relief. Each of the Irish Guarantor and the Lender acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance, and any other relief that may be available from a court of competent jurisdiction.

12. Entire Agreement. This Warrant, together with the Promissory Note, the German Guaranty (as defined in the Promissory Note), and the Irish Guaranty (as defined in the Promissory Note) (collectively, the “Other Transaction Documents”) constitute the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Warrant and the Other Transaction Documents, the statements in the body of this Warrant shall control.

13. Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Irish Guarantor and the successors and permitted assigns of the Lender. Such successors or permitted assigns of the Lender shall be deemed to be a Lender for all purposes hereunder.

14. No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Irish Guarantor and the Lender and their respective successors and, in the case of the Lender, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit, or remedy of any nature whatsoever, under or by reason of this Warrant.

15. Headings. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.

16. Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. No waiver by the Irish Guarantor or the Lender of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach, or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power, or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

17. Severability. If any term or provision of this Warrant is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.

18. Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of New York.

19. Submission to Jurisdiction. Any legal suit, action, or proceeding arising out of or based upon this Warrant or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of New York, in each case, located in the city of New York and County of New York, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, or proceeding. Service of process, summons, notice, or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action, or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action, or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.

20. Waiver of Jury Trial. Each party acknowledges and agrees that any controversy that may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.

21. Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, e-mail, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.

22. No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Warrant on the Original Issue Date.

IRISH GUARANTOR

ads-tec Energy, PLC

By:
Name:	Thomas Speidel
Title:	Chief Executive Officer

[Signature Page to Warrant]

Acknowledged, accepted and agreed:

LENDER
[LENDER]

By:
Name:
Title:

Address:

Attention:
Email:

EXHIBIT A

Exercise NOTICE

To:	ads-tec Energy PLC, an Irish public limited company (the “Irish Guarantor”)

Dated:

The undersigned, pursuant to the provisions set forth in that certain Warrant, by and between the Irish Guarantor and the Lender dated as of April [●], 2023 (the “Warrant”), hereby irrevocably elects to subscribe for ____________________ Warrant Shares covered by such Warrant and herewith makes payment of $____________________, representing the full exercise price for such Warrant Shares at the price of $3.00 per Warrant Share. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Warrant.

The undersigned acknowledges that it has reviewed the representations and warranties set forth as Annex I to this Exercise Notice, which representations and warranties are incorporated herein by reference and by its signature below hereby makes such representations and warranties to the Irish Guarantor.

ACKNOWLEDGED AND AGREED TO BY THE LENDER:

[LENDER]

By:
Name:
Title:

Address:

Attention:
Email:

Annex I

The undersigned hereby represents and warrants to the Irish Guarantor and acknowledges that: (i) it is an “accredited investor” as such term is defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the “Securities Act”); (ii) the undersigned has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of an investment in the Irish Guarantor and making an informed investment decision with respect thereto; (iii) the undersigned has reviewed and evaluated all information necessary to assess the merits and risks of its investment in the Irish Guarantor and has had answered to its satisfaction any and all questions regarding such information, including with respect to the equity and debt capitalization of the Irish Guarantor; (iv) the undersigned is able to bear the economic and financial risk of an investment in the Irish Guarantor for an indefinite period of time; (v) the undersigned is acquiring securities of the Irish Guarantor for investment only and not with a view to, or for resale in connection with, any distribution to the public or public offering thereof; (vi) other than as expressly set forth in the Warrant, neither the Irish Guarantor nor any of its representatives or agents has made any representation or warranty to the undersigned regarding the financial condition or prospects of the Irish Guarantor or otherwise relating to its investment in the Irish Guarantor; (vii) the offer and sale of the securities of the Irish Guarantor has not been registered under the Securities Act or securities laws of any jurisdiction and cannot be disposed of unless such offer and sale is subsequently registered or qualified under applicable securities laws (or exempt therefrom) and the provisions of this Exercise Notice have been complied with; (viii) to the extent applicable, the execution, delivery and performance of this Exercise Notice have been duly authorized by the undersigned and do not require the undersigned to obtain any material consent or approval that has not been obtained and do not contravene in any material respect or result in a default under any provision of any law or regulation applicable to the undersigned or other governing documents or any agreement or instrument to which the undersigned is a party or by which the undersigned is bound; (ix) the determination of the undersigned to subscribe for securities of the Irish Guarantor has been made by the undersigned independent of any other equity holder in the Irish Guarantor and independent of any statements or opinions as to the advisability of such subscription, which may have been made or given by any other equity holder or by any agent or employee of any other equity holder; (x) the undersigned is not subscribing for the securities of the Irish Guarantor pursuant to a general solicitation or general advertising; and (xi) this Exercise Notice is valid, binding and enforceable against the undersigned in accordance with its terms, except as such enforceability may be limited by applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally, or applicable equitable principles (whether considered in proceeding at law or in equity).